UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 8, 2023
Date of report (Date of earliest event reported)

PIPER SANDLER COMPANIES
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Nicollet Mall, Suite 900 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 303-6000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PIPR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2023, the Compensation Committee (the “Committee”) of the Board of Directors of Piper Sandler Companies (the “Company”) approved the grant of a special performance-based non-qualified stock option (an “Option”) to purchase 75,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), to the Company’s Chairman and CEO, Chad R. Abraham, with an expected grant date fair value of approximately $3,375,000. The Option was granted in order to incentivize Mr. Abraham to further drive the Company’s growth and performance. Mr. Abraham was last awarded a special option grant in connection with his promotion to CEO in February 2018, which fully vested in February 2023.

Under the terms of the non-qualified stock option agreement (the “Option Agreement”) to be entered into between the Company and Mr. Abraham, the Option has a ten-year term from February 15, 2023 (the “Effective Date”), and vests in equal installments on each of the third, fourth and fifth anniversaries of the Effective Date as long as Mr. Abraham remains continuously employed by the Company during such period. The Option is premium-priced, with the exercise price per share of Common Stock underlying the Option equal to the closing price per share of Common Stock on the New York Stock Exchange on the Effective Date, plus 10% per share. The Option was granted pursuant to the Company’s Amended and Restated 2003 Annual and Long-Term Incentive Plan.

The foregoing description of the Option Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Option Agreement, a copy of which is filed hereto as Exhibit 10.1 and incorporated by reference in this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Non-Qualified Stock Option Agreement for 2023 Special Grant under the Piper Sandler Companies Amended and Restated 2003 Annual and Long-Term Incentive Plan.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER SANDLER COMPANIES

Date: February 10, 2023	By	/s/ John W. Geelan
John W. Geelan
General Counsel and Secretary